UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2023

SOUTHERN CALIFORNIA BANCORP

(Exact name of registrant as specified in its charter)

California	001-41684	84-3288397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12265 El Camino Real, Suite 210 San Diego, California	92310
(Address of Principal Executive Offices)	(Zip Code)

(844) 265-7622

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 17, 2023, Southern California Bancorp (the “Company”) was notified by the Company’s independent registered public accounting firm, Eide Bailly LLP (“Eide Bailly”) that Eide Bailly has made a decision to exit the financial institution portion of its SEC audit practice, and therefore will decline to stand for reappointment as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

The Company will continue to engage Eide Bailly for the audit of the financial statements for the year ending December 31, 2023, and for the review of the Company’s interim financial statements for the quarter ending March 31, 2024. The Company anticipates engaging a new accounting firm in time for the review of the Company’s interim financial statements for the quarter ending June 30, 2024.

The audit reports of Eide Bailly on the Company’s consolidated financial statements as of and for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2022 and 2021, and subsequent interim periods through the date hereof, there have been no disagreements with Eide Bailly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eide Bailly, would have caused Eide Bailly to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

During the two most recent years ended December 31, 2022 and 2021 and subsequent interim periods through the date hereof, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Eide Bailly with a copy of this Form 8-K and requested that Eide Bailly furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of Eide Bailly’s letter dated November 20, 2023, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Eide Bailly’s letter dated November 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA BANCORP

Date: November 21, 2023	By:	/s/ DAVID I. RAINER
David I. Rainer
Chief Executive Officer